                                                                   Exhibit 99.10

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                 Doc Stat = full
                            Occ Stat = owner occupied

                            Greater than    Greater than
                              or equal        or equal      Greater than
                               to 70/          to 80/         or equal
            Less than 70    Less than 80   Less than 100       to 100
            ------------   -------------   -------------   -------------
<= 549              0.00            0.00   59,836,933.29           0.00
550 - 569           0.00            0.00   54,900,900.87           0.00
570 - 589           0.00            0.00   53,249,265.67           0.00
590 - 609           0.00            0.00   59,492,939.01     745,996.52
610 - 629   1,932,299.98    4,464,526.06   87,373,730.47   1,273,460.16
630 - 649   5,952,730.57   10,305,580.47   84,572,645.92     993,840.68
650 - 669   3,681,867.79    6,849,536.11   54,190,767.16   1,752,161.27
670 - 689   1,734,699.44    1,981,406.29   30,633,769.62     834,038.36
690 - 709     417,715.00    1,763,202.91   17,909,336.53      74,805.33
710 - 729     375,000.00            0.00    9,950,511.81           0.00
730 >=        443,000.00    2,081,559.83   11,793,326.85           0.00

                               Doc Stat = not full
                            Occ Stat = owner occupied

                            Greater than    Greater than
                              or equal        or equal     Greater than
                               to 70/          to 80/        or equal
            Less than 70    Less than 80   Less than 100       to 100
            ------------   -------------   -------------   -------------
<= 549              0.00            0.00    8,808,163.01          0.00
550 - 569           0.00            0.00   14,779,145.48          0.00
570 - 589           0.00            0.00   21,129,377.76          0.00
590 - 609           0.00            0.00   39,723,618.34    343,913.67
610 - 629   1,479,891.28    3,102,349.60   83,195,457.00          0.00
630 - 649   3,299,786.02    4,508,628.84   85,805,596.90          0.00
650 - 669   2,242,180.43    3,180,140.08   66,775,115.75    483,491.34
670 - 689     725,000.00    2,103,997.97   43,059,351.99    742,977.26
690 - 709   1,128,389.59      173,600.00   33,672,032.79          0.00
710 - 729     489,833.88      125,930.00   18,634,761.97          0.00
730 >=        600,887.00      918,995.00   26,754,882.47          0.00

                                 Doc Stat = full
                          Occ Stat = not owner occupied

                           Greater than   Greater than
                             or equal       or equal      Greater than
                              to 70/         to 80/         or equal
            Less than 70   Less than 80   Less than 100       to 100
            ------------   ------------   -------------   -------------
<= 549
550 - 569          0.00           0.00     2,025,347.96       0.00
570 - 589          0.00           0.00     1,841,238.83       0.00
590 - 609          0.00           0.00     4,814,943.95       0.00
610 - 629          0.00           0.00     7,199,021.89       0.00
630 - 649          0.00           0.00     4,941,998.42       0.00
650 - 669          0.00           0.00     2,446,364.11       0.00
670 - 689    120,000.00           0.00     2,959,321.70       0.00
690 - 709          0.00           0.00     1,171,799.14       0.00
710 - 729          0.00     198,735.40       427,804.34       0.00
730 >=             0.00           0.00       733,882.27       0.00


                               Doc Stat = not full
                          Occ Stat = not owner occupied

                           Greater than   Greater than
                             or equal       or equal      Greater than
                              to 70/         to 80/         or equal
            Less than 70   Less than 80   Less than 100       to 100
            ------------   ------------   -------------   -------------
<= 549          0.00           0.00                0.00       0.00
550 - 569       0.00           0.00          866,439.95       0.00
570 - 589       0.00           0.00        1,210,920.91       0.00
590 - 609       0.00           0.00        4,230,277.36       0.00
610 - 629       0.00           0.00       10,685,780.12       0.00
630 - 649       0.00           0.00        8,822,003.84       0.00
650 - 669       0.00           0.00        5,009,074.12       0.00
670 - 689       0.00           0.00        4,720,334.63       0.00
690 - 709       0.00           0.00        2,542,313.92       0.00
710 - 729       0.00           0.00        1,166,295.68       0.00
730 >=          0.00           0.00          596,699.99       0.00

THIS IS PROPRIETARY INFORMATION AND IS NOT FOR DISTRIBUTION. This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s)no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.